UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(844) 762-7723

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOBR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The Board of Directors of SOBR Safe, Inc. (the “Company”) determined that the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) will be held on Monday, May 18, 2026. Stockholders of record at the close of business on April 10, 2026 will be entitled to notice of, and to vote at, the 2026 Annual Meeting.

A stockholder intending to present a proposal to be included in the proxy statement for the 2026 Annual Meeting must give timely notice thereof in proper written form to the Secretary of the Company. The deadline for the submission of proposals to be included in the proxy statement for the 2026 Annual Meeting is April 9, 2026. Stockholder proposals, and the notices thereof, must comply with the Company’s Bylaws and the U.S. Securities and Exchange Commission’s (the “SEC”) rules regarding the inclusion of stockholder proposals in proxy materials.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing to the secretary of the Company at our principal executive offices that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than April 10, 2026.

Notices of intention to present proposals or nominate directors at the 2026 Annual Meeting, and all supporting information required by SEC rules and our Amended and Restated Bylaws, as applicable, must be submitted to: Secretary of SOBR Safe, Inc., 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111.

The information in this Item 8.01 of this Current Report on Form 8-K is being furnished to the SEC, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc. a Delaware corporation

Dated: March 31, 2026	By:	/s/ Chris Whitaker
Chris Whitaker, Chief Financial Officer

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